Restructuring Provision	12 Months Ended
Jun. 30, 2020
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Restructuring Provision
Restructuring Provision

Accounting Policy

A restructuring provision is recognized when the Company has developed a detailed formal plan for the restructuring and has raised a valid expectation that it will carry out the restructuring by starting to implement the plan or announcing its main features to those individuals who are affected by it. The measurement of a restructuring provision includes only the direct expenditures arising from the restructuring, which reflect amounts that are both necessarily entailed by the restructuring and not associated with the ongoing activities of the entity.

As described in Note 1, during the year ended June 30, 2020, the Company initiated a plan to close operations at certain production facilities in order to focus on production and manufacturing at the Company’s larger scale facilities. Additionally, the Company reduced the number of corporate and production level employees across the organization in an effort to reduce spending. The Company recorded restructuring charges of $1.9 million for the year ended June 30, 2020 relating to workforce reductions.

The provisions for restructuring and other charges represent the present value of the best estimate of the future outflow of economic benefits that will be required to settle the expected liabilities and may vary as a result of new events affecting the severances that will need to be paid.

Total
$
Initial recognition	1,947
Payments	(1,390)
Balance at June 30, 2020	557
Commitments and Contingencies

(a)	Claims and Litigation

From time to time, the Company and/or its subsidiaries may become defendants in legal actions and the Company intends to take appropriate action with respect to any such legal actions, including by defending itself against such legal claims as necessary. Other than the claims described below, as of the date of this report, Aurora is not aware of any other material or significant claims against the Company.

On October 3, 2018, a claim was commenced against the Company regarding the failure to supply product under a recently acquired subsidiary’s supply agreement. The plaintiff was seeking specific performance of the supply agreement and damages for breach of contract for approximately $22.0 million (€14.7 million) plus legal costs. In accordance with the terms of the agreement, the Company had terminated the contract due to a breach by the plaintiff. As of June 30, 2020, the Company fully settled this claim for $0.2 million.

In connection with the acquisition of MedReleaf, the Company assumed a contingent liability associated with a formerly terminated MedReleaf employee. The claimant has sought performance under the terms of his employment agreement related to a severance obligation. The Company recognized a provision of $4.2 million as part of the purchase price allocation in the prior year and the amount was fully settled during the year ended June 30, 2020.

The Company and certain of its current and former directors and officers are subject to a purported class action proceeding in the United States District Court for the District of New Jersey on behalf of persons or entities who purchased, or otherwise acquired, publicly traded Aurora securities between October 23, 2018 and January 6, 2020. The complaints allege, inter alia, that we and certain of our current and former officers and directors violated the federal securities laws by making false or misleading statements, including that the defendants materially overstated the demand and potential market for our consumer cannabis products; that our ability to sell products had been materially impaired by extraordinary market oversupply, that our spending growth and capital commitments were slated to exceed our revenue growth; that we had violated German law mandating that companies receive special permission to distribute medical products exposed to regulated irradiation techniques, and that the foregoing, among others, had negatively impacted the Company’s business, operations, and prospects and impaired the Company’s ability to achieve profitability. A lead plaintiff has been appointed and an amended complaint was filed and served on September 21, 2020. We dispute the allegations in the complaints and intend to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, we are currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matters described above. As such, no provision has been recognized as at June 30, 2020.

The Company and its subsidiary, Aurora Cannabis Enterprises Inc., have been named in a purported class action proceeding in the Province of Alberta in relation to the alleged mislabeling of cannabis products with inaccurate THC/CBD content. The class action involves a number of other parties including Aleafia Health Inc., Hexo Corp, Tilray Canada Ltd., among others, and alleges that upon laboratory testing, certain cannabis products were found to have lower THC potency than the labeled amount, suggesting, among other things, that plastic containers may be leeching cannabinoids. We dispute the allegations and intend to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, we are currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matter described above. As such, no provision has been recognized as at June 30, 2020.

A claim was commenced on June 15, 2020 against Aurora and a former officer alleging a claim of breach of obligations under a term sheet, with the plaintiff seeking $18.0 million in damages. The Company believes the action to be without merit and intends to defend this claim. Due to the uncertainty of the timing and the amount of estimated future cash outflows relating to this claim, no provision has been recognized as of June 30, 2020.

A claim was commenced on June 17, 2020 against Aurora by a former consultant of MedReleaf regarding stock options that were believed by the plaintiff to be granted prior to MedReleaf’s IPO. These options were not on the records of MedReleaf at the time of due diligence or acquisition and, as such, no options were granted on closing of the acquisition. The amount being claimed is not specified. The Company believes the action to be without merit and intends to defend this claim.

On August 10, 2020, a purported class action lawsuit was filed against Aurora and certain executive officers in the Province of Alberta on behalf of persons or entities who purchase, or otherwise acquired, publicly traded Aurora securities and suffered losses as a result of Aurora releasing statements containing misrepresentations during the period of September 11, 2019 and December 21, 2019. We dispute the allegations and intend to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, we are currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matter described above. As such, no provision has been recognized as at June 30, 2020.

We are subject to litigation and similar claims in the ordinary course of business, including claims related to employment, human resources, product liability and commercial disputes. We have received notice of, or are aware of, certain possible claims against us where the magnitude of such claims is negligible or it is not currently possible for us to predict the outcome of such claims, possible claims and lawsuits due to various factors including: the preliminary nature of some claims; an incomplete factual record; and the unpredictable nature of opposing parties and their demands. Management is of the opinion, based upon legal assessments and information presently available, that it is unlikely that any of these claims would result in liability to the Company, to the extent non provided for through insurance or otherwise, would have a material effect on our consolidated financial statements, other than the claims described above.

(b)	Commitments

(i)
Pursuant to a manufacturing agreement, the Company is contractually committed to purchase a minimum number of softgels during calendar 2020. If the Company fails to meet the required purchase minimum, then it is required to pay a penalty fee equal to the difference between the actual purchased quantity and the required purchase minimum multiplied by cost of the softgels. As of June 30, 2020, the Company believes that it is more likely than not that the minimum quantity will not be met as of December 31, 2020. As a result, the Company has recognized a provision of $0.9 million as of June 30, 2020.

(ii)
The Company has various lease commitments related to various office space, production equipment, vehicles, facilities and warehouses expiring between April 2020 and June 2033. The Company has certain leases with optional renewal terms that the Company may exercise at its option. The Company also has an option to purchase lands located in Cremona, Alberta which are currently being leased.

(iii)
In connection with the acquisition of MedReleaf, the Company has an obligation to purchase $3.0 million of intangible assets on December 8, 2020 through the issuance of common shares contingent on the seller meeting specified revenue targets.

In addition to lease liability commitments disclosed in Note 28(b), the Company has the following future capital commitments, purchase commitments and license and sponsorship fee payments, which are due in the next five years and thereafter:

$
Next 12 months	24,132
Over 1 year to 2 years	24,701
Over 2 years to 3 years	25,891
Over 3 years to 4 years	26,950
Over 4 years to 5 years	28,062
Thereafter	42,239
171,975